                                                                    Exhibit 99.4

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned,  ReiJane Huai, Chief Executive Officer of FalconStor  Software,
Inc.,  a Delaware  corporation  (the  "Company"),  does hereby  certify,  to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the  quarter  ended June 30, 2002 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                /s/ ReiJane Huai
                                                ----------------------
                                                ReiJane Huai
                                                Chief Executive Officer
                                                August 13, 2002

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned,  Jacob Ferng,  Chief Financial Officer of FalconStor  Software,
Inc.,  a Delaware  corporation  (the  "Company"),  does hereby  certify,  to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the  quarter  ended June 30, 2002 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                       /s/ Jacob Ferng
                                       ----------------------
                                       Jacob Ferng
                                       Chief Financial Officer
                                       August 13, 2002